    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1997

                                                       REGISTRATION NO. 33-61389
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                 POST-EFFECTIVE
                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          AMOCO ARGENTINA OIL COMPANY
             (Exact name of registrant as specified in its charter)

                         ------------------------------

                 DELAWARE                             200 E. RANDOLPH DRIVE                             13-6088332
     (State or other jurisdiction of                 CHICAGO, ILLINOIS 60601                         (I.R.S. Employer
      incorporation or organization)                      (312-856-6111)                           Identification No.)

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               AMOCO CORPORATION
       (Exact name of additional registrant as specified in its charter)

                         ------------------------------

                 INDIANA                              200 E. RANDOLPH DRIVE                             36-1812780
     (State or other jurisdiction of                 CHICAGO, ILLINOIS 60601                         (I.R.S. Employer
      incorporation or organization)                      (312-856-6111)                           Identification No.)

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 AMOCO COMPANY
       (Exact name of additional registrant as specified in its charter)

                         ------------------------------

                 DELAWARE                             200 E. RANDOLPH DRIVE                             36-3353184
     (State or other jurisdiction of                 CHICAGO, ILLINOIS 60601                         (I.R.S. Employer
      incorporation or organization)                      (312-856-6111)                           Identification No.)

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               S. F. GATES, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                               AMOCO CORPORATION
                             200 E. RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601
                                 (312-856-5474)

           (Name, address, including zip code, and telephone number, including area code, of agent for service for registrants)

                                    COPY TO:
                             GLENN M. REITER, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                         ------------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this post-effective amendment to the registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____________

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, please check the following box. / /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

Registration Fee.........................................................  $  68,966
Fees and Expenses of Trustee and its Counsel.............................     10,000
Printing and Engraving...................................................     35,000
Fees of Argentine Counsel................................................     45,000
Fees of Accountants......................................................    100,000
Rating Agency Fees.......................................................     38,000
Partial Reimbursement of Underwriters' Expenses..........................    295,000
Miscellaneous............................................................     33,034
                                                                           ---------
                                                                           $ 625,000
                                                                           ---------
                                                                           ---------

------------------------

* All amounts, other than the registration fee, are estimated and are subject to future contingencies.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Article VII, Section 6 of the Company's By-Laws provides that the Company may indemnify officers and directors to the extent not inconsistent with the laws of the State of Delaware. Article Ninth of Amoco Company's Certificate of Incorporation provides for indemnification of officers, directors and others to the extent permitted by Section 145 of the General Corporation Law of the State of Delaware. Article VIII of Amoco's By-Laws provides for indemnification of officers, directors, and others to the extent permitted by the Indiana Business Corporation Law. Amoco maintains insurance policies under which officers, directors, and others (including officers and directors of the Company and Amoco Company) may be indemnified against certain losses arising from certain claims, including claims under the Securities Act of 1933.

ITEM 16.  EXHIBITS.

    See Index to Exhibits on page II-7.

ITEM 17.  UNDERTAKINGS.

    The undersigned registrants hereby undertake:

        (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

    provided, however, that the undertakings set forth in paragraphs (1)(i) and
(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by any of the registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4) If any of the registrants is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Rule 3-19 of Regulation S-X at the start of any delayed offering or throughout a continuous offering.

    Amoco and Amoco Company hereby further undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of said registrants' annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buenos Aires, Country of Argentina, on January 28, 1997.


                                AMOCO ARGENTINA OIL COMPANY
                                (REGISTRANT)

                                By   MICHAEL R. IVY
                                     -----------------------------------------
                                     Michael R. Ivy,
                                     PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on January 28, 1997.


                      SIGNATURE                                                      TITLE
------------------------------------------------------             ------------------------------------------
                          *                                        President and Legal Representative
     -------------------------------------------                    (Principal Executive Officer)
                   (Michael R. Ivy)

                          **                                       Treasurer (Principal Financial Officer)
     -------------------------------------------
                 (Marsha C. Williams)

                          *                                        Controller (Principal Accounting Officer)
     -------------------------------------------
                 (L. G. Kulikovskis)

                          **                                       Director
     -------------------------------------------
                    (J. C. Burton)

                          **                                       Director
     -------------------------------------------
                   (Jerry M. Gross)

                          **                                       Director
     -------------------------------------------
                    (D. H. Welch)

 *By                      MICHAEL R. IVY                 Individually and as Attorney-in-Fact
            -----------------------------------------
                          Michael R. Ivy

**By                    MARSHA C. WILLIAMS               Individually and as Attorney-in-Fact
            -----------------------------------------
                        Marsha C. Williams

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on January 28, 1997.


                                          AMOCO CORPORATION

                                            (Registrant)

                                          By             JOHN L. CARL

                                          --------------------------------------

                                             John L. Carl,
                                            Executive Vice President and
                                            Chief Financial Officer


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on January 28, 1997.


                      SIGNATURE                                            TITLE
------------------------------------------------------  --------------------------------------------

                                     *                  Chairman of the Board, Chief Executive
      -----------------------------------------          Officer and Director (Principal Executive
                    (H. L. Fuller)                       Officer)

                                     *                  President and Director
      -----------------------------------------
                 (William G. Lowrie)

                                     *                  Executive Vice President and Chief Financial
      -----------------------------------------          Officer (Principal Financial Officer)
                    (John L. Carl)

                                     *                  Vice President and Controller (Principal
      -----------------------------------------          Accounting Officer)
                 (Judith G. Boynton)

                                     *                  Director
      -----------------------------------------
                  (Donald R. Beall)

                                     *                  Director
      -----------------------------------------
                     (Ruth Block)

                                     *                  Director
      -----------------------------------------
                   (John H. Bryan)

                                     *                  Director
      -----------------------------------------
                  (E. B. Davis, Jr.)

                      SIGNATURE                                            TITLE
------------------------------------------------------  --------------------------------------------
                                     *                  Director
      -----------------------------------------
                   (Richard Ferris)

                                     *                  Director
      -----------------------------------------
                   (F. A. Maljers)

                                     *                  Director
      -----------------------------------------
                  (Robert H. Malott)

                                                        Director
      -----------------------------------------
                  Arthur C. Martinez

                                     *                  Director
      -----------------------------------------
                    (W. E. Massey)

                                     *                  Director
      -----------------------------------------
                  (Martha R. Seger)

                                                        Director
      -----------------------------------------
                  Theodore M. Solso

                                     *                  Director
      -----------------------------------------
                   (Michael Wilson)

                                     *                  Director
      -----------------------------------------
                     (R. D. Wood)

*By                        JOHN L. CARL                  Individually and as Attorney-in-Fact
            -----------------------------------------
                           John L. Carl

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on January 28, 1997.


                                          AMOCO COMPANY

                                            (Registrant)

                                          By           W. R. HUTCHINSON

                                          --------------------------------------

                                             W. R. Hutchinson,
                                            Vice President and Treasurer


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on January 28, 1997.


                      SIGNATURE                                            TITLE
------------------------------------------------------  --------------------------------------------

                                     *                  President and Director (Principal Executive
      -----------------------------------------          Officer)
                    (John L. Carl)

                                     *                  Vice President, Treasurer and Director
      -----------------------------------------          (Principal Financial Officer)
                  (W. R. Hutchinson)

                                     *                  Vice President and Controller (Principal
      -----------------------------------------          Accounting Officer)
                 (Judith G. Boynton)

                                     *                  Vice President, Assistant Secretary and
      -----------------------------------------          Director
                 (Daniel B. Pinkert)

*By                      W. R. HUTCHINSON                Individually and as Attorney-in-Fact
            -----------------------------------------
                         W. R. Hutchinson

                               INDEX TO EXHIBITS


  EXHIBIT
   NUMBER                                                             EXHIBIT
------------             --------------------------------------------------------------------------------------------------
       *1            --  Form of Underwriting Agreement and Standard Provisions for Underwriting Agreement.

       *4(a)         --  Form of Indenture dated as of September 7, 1995 among the Company, Amoco, Amoco Company, The Chase
                          Manhattan Bank (National Association), as Trustee, Co-Registrar and Principal Paying Agent and
                          The Chase Manhattan Bank, N.A. (Buenos Aires), as Registrar and Paying Agent.

       *4(b)         --  Form of Registered Security (contained as part of Exhibit 4(a)).

       *4(c)         --  Certificate of Incorporation of the Company.

       *4(d)         --  By-laws of the Company.

       *5(a)         --  Opinion and consent of U.S. counsel to the Company, Amoco and Amoco Company.

       *5(b)         --  Opinion and consent of Perez Alati, Grondona, Benites, Arntsen & Martinez de Hoz (h), Argentine
                          counsel to the Company, Amoco and Amoco Company.

      *12(a)         --  Statement re: Computation of Ratios of Earnings to Fixed Charges for the Company.

       12(b)         --  Statement re: Computation of Ratios of Earnings to Fixed Charges for Amoco. (Incorporated by
                          reference from Amoco September 30, 1996 Form 10-Q and Amoco 1995 Form 10-K.)

       12(c)         --  Statement re: Computation of Ratios of Earnings to Fixed Charges for Amoco Company. (Incorporated
                          by reference from Amoco Company's Quarterly Report on Form 10-Q for the period ended September
                          30, 1996 and Amoco Company's Annual Report on Form 10-K for the year ended December 31, 1995.)

      *23(a)         --  Consent of Price Waterhouse LLP.

      *23(b)         --  Consent of U.S. Counsel to the Company, Amoco and Amoco Company (contained as part of Exhibit
                          5(a)).

       23(c)         --  Consent of Perez Alati, Grondona, Benites, Arntsen & Martinez de Hoz, Jr., Argentine counsel to the Company, Amoco and Amoco Company

      *24            --  Powers of Attorney.

      *25            --  Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of The
                          Chase Manhattan Bank (National Association) (bound separately).


------------------------

*Previously filed.